UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2022

USD Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36674	30-0831007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 2800

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(281) 291-0510

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	USDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As reported in a Current Report on Form 8-K filed by USD Partners LP (“the Partnership”) on April 6, 2022, the Partnership closed the acquisition of equity interests in certain subsidiaries of USD Group LLC (“USD Group”) that own 100% of the Hardisty South Terminal (“the Acquisition”). This amendment is being filed to provide certain audited financial statements, certain unaudited financial statements and certain unaudited pro forma financial information for such transaction as required by Item 9.01. Except as set forth below, the Initial Form 8-K is unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

•

The audited consolidated financial statements of USD Netherlands Coöperatief U.A. and Subsidiaries as of and for the years ended December 31, 2021 and 2020 and the related notes to the consolidated financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

•

The unaudited consolidated financial statements of USD Netherlands Coöperatief U.A. and Subsidiaries as of March 31, 2022 and December 31, 2021 and for the three months ended March 31, 2022 and 2021, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated balance sheet of the Partnership as of March 31, 2022, and unaudited pro forma consolidated statements of operations for the three months ended March 31, 2022 and the year ended December 31, 2021, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of BDO USA, LLP, independent registered public accounting firm.

99.1	Audited consolidated financial statements of USD Netherlands Coöperatief U.A. and Subsidiaries as of and for the years ended December 31, 2021 and 2020

99.2	Unaudited consolidated financial statements of USD Netherlands Coöperatief U.A. and Subsidiaries as of March 31, 2022 and December 31, 2021 and for the three months ended March 31, 2022 and 2021

99.3	Unaudited pro forma consolidated balance sheet of the Partnership as of March 31, 2022, and unaudited pro forma consolidated statements of operations for the three months ended March 31, 2022 and the year ended December 31, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USD Partners LP (Registrant)

	By:	USD Partners GP LLC,
its general partner

Date: June 16, 2022	By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Executive Vice President, Chief Financial Officer